UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2021

Bill.com Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39149	83-2661725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6220 America Center Drive, Suite 100

San Jose, California 95002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 621-7700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	BILL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On June 1, 2021, Bill.com Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K Filing”), to report that it had completed its acquisition of DivvyPay, Inc. (“DivvyPay”) pursuant to the Agreement and Plan of Merger, dated as of May 6, 2021 (the “Merger Agreement”), by and between the Company and DivvyPay. Pursuant to the Merger Agreement, DivvyPay merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger.

On August 16, 2021, the Company amended the Initial 8-K Filing to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) (the “Amended 8-K Filing” and, the Initial 8-K Filing as amended by the Amended 8-K Filing, the “DivvyPay 8-K Filing”).

In connection with the filing of a Registration Statement on Form S-3 by the Company on the date hereof, this Current Report on Form 8-K is being filed to provide updated pro forma financial information for the full fiscal year ended June 30, 2021. This updated pro forma financial information updates and supplements the pro forma financial information of the Company and related disclosures contained in Exhibit 99.3 to the DivvyPay 8-K Filing. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the DivvyPay 8-K Filing, the information in this Current Report on Form 8-K shall supersede or supplement the information in the DivvyPay 8-K Filing.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only, as required by Form S-3. It does not purport to represent the actual results of operations that the Company and DivvyPay would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger.

Item 9.01	Financial Statements and Exhibits

This Current Report on Form 8-K includes the following financial information:

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of the Company for the fiscal year ended June 30, 2021, giving effect to the Merger as if it had been completed on July 1, 2020.

(d)    Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined statements of operations of Bill.com Holdings, Inc. for the fiscal year ended June 30, 2021.

104	Cover Page Interactive Data File (the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BILL.COM HOLDINGS, INC.

Date: September 9, 2021	By:	/s/ John Rettig
John Rettig
Chief Financial Officer and Executive Vice President, Finance and Operations